                                                            EXHIBIT 10.2

                              FINANCE AGREEMENT

                          Dated as of March 17, 1999

     NATURADE, INC., a Delaware corporation (the "Borrower"), and HEALTH HOLDINGS AND BOTANICALS, INC., a California corporation (the "Lender") hereby agree as of the Effective Date (defined in Section 8.11 below) as follows:

                                  ARTICLE I


                      AMOUNTS AND TERMS OF THE ADVANCES

     SECTION 1.01. THE ADVANCES. The Lender agrees, on the terms and conditions hereinafter set forth, to consider making advances (the "Advances") to the Borrower from time to time on any day of the year on which banks are not required or authorized to close in San Francisco (a "Business Day") during the period from the date hereof until February 29, 2000 (such date, or the earlier date of termination of the Commitment (as defined below) pursuant to Section 5.01, being the "Termination Date") in an aggregate principal amount not to exceed One Million United States Dollars ($1,000,000) (the "Commitment"). Each Advance shall be in an amount not less than One Hundred Thousand United States Dollars ($100,000) or an integral multiple thereof, EXCEPT that an Advance may be in an amount equal to the entire unused Commitment. Anything to the contrary appearing herein notwithstanding, amounts borrowed and repaid or prepaid hereunder may not be reborrowed.

     SECTION 1.02. MAKING THE ADVANCES.

          (a) Each Advance shall be made on notice, given not later than 11:00 A.M. (San Francisco time) on the third Business Day prior to the date of the proposed Advance, by the Borrower to the Lender, specifying the date and amount

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thereof.  Upon Lender's receipt of such notice, Lender may determine in its sole and complete discretion to make of not to make such requested Advance. Lender shall notify Borrower whether Lender will make such Advance within two Business Days of Lender's receipt of notice requesting such Advance; provided, that if Lender shall not notify Borrower of Lender's agreement to make such Advance within such period, the Lender shall be deemed to have notified Borrower that Lender will not make such Advance, and no further notice of Lender shall be required hereunder. If Lender's shall notify Borrower of Lender's agreement to make such Advance requested by Borrower and upon fulfillment of the applicable conditions set forth in Article II, the Lender will make such Advance available to the Borrower in same day funds by wire transfer to the Borrower's account referred to in Section 8.02 for wire transfers.

          (b) Each notice from the Borrower to the Lender requesting an Advance shall be irrevocable and binding on the Borrower. The Borrower shall indemnify the Lender against any loss, cost or expense incurred by the Lender as a result of any failure to fulfill on or before the date specified in such notice for such Advance the applicable conditions set forth in Article II, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of funds acquired by the Lender to fund the Advance when the Advance, as a result of such failure, is not made on such date.

     SECTION 1.03. REPAYMENT. The Borrower shall repay the aggregate unpaid principal amount of all Advances, together with all amounts of interest then accrued thereon, by no later than March 7, 2000 (such date, or the earlier date on which the Advances shall become due and payable in accordance with the terms hereof, "Maturity Date").

     SECTION 1.04. INTEREST. On the last Business Day of each calendar quarter beginning after the date hereof, Borrower shall pay to Lender all amounts of interest then accrued and unpaid with respect to the Advances as provided below. The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, at the rate of eight percent (8%) per annum; PROVIDED that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to eleven percent (11%) per annum.

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     SECTION 1.05. PREPAYMENTS. The Borrower may, upon at least three (3)
Business Days' notice to the Lender stating the proposed date and principal amount of the prepayment, and if such notice is given the Borrower shall, prepay the outstanding principal amounts of the Advances in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; PROVIDED, HOWEVER, that each partial prepayment shall be in an aggregate principal amount not less than One Hundred Thousand United States Dollars ($100,000).

     SECTION 1.06. PAYMENTS AND COMPUTATIONS.

          (a) The Borrower shall make each payment hereunder not later than 11:00 a.m. (San Francisco time) on the day when due in U.S. dollars to the Lender at its address referred to in Section 8.02 in same day funds.

          (b) All computations of interest shall be made by the Lender on the basis of a year of 365 or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Lender of any amount of interest payable hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.


                                 ARTICLE II

                            CONDITIONS OF LENDING

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     SECTION 2.01. CONDITION PRECEDENT TO INITIAL ADVANCE. The Lender shall have no obligation to make any Advance hereunder until such time (if any) as Lender has notified Borrower of Lender's agreement, in Lender's sole and complete discretion, to make a requested Advance as provided in Article I above. Upon Lender's agreement (if any) to make the initial Advance, the obligation of the Lender to make such initial Advance is subject to the further condition precedent that the Lender shall have received on or before the day of such Advance the following, each dated such day, in form and substance satisfactory to the Lender:

          (a) Certified copies of resolutions of the Board of Directors of the Borrower approving this Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement as the Lender may reasonably require.

          (b) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered hereunder.

     SECTION 2.02. CONDITIONS PRECEDENT TO ALL ADVANCES. The Lender shall have no obligation to make any Advance hereunder until such time (if any) as Lender has notified Borrower of Lender's agreement, in Lender's sole and complete discretion, to make a requested Advance as provided in Article I above. Upon Lender's agreement (if any) to make an Advance (including the initial Advance), Lender's obligation to make such Advance shall be subject to the further conditions precedent that on the date of such Advance (a) the following statements shall be true, and each of the giving of the notice requesting such Advance and the acceptance by the Borrower of the proceeds of such Advance shall constitute a representation and warranty by the Borrower that on the date of such Advance such statements are true:

          (i) The representations and warranties of the Borrower contained in this Agreement and any Mortgage then in effect are correct on and as of the date of such Advance, before and after giving effect to such Advance and to the use of the proceeds thereof, as though made on and as of such date, and

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          (ii) No event has occurred and is continuing, or would result from such Advance or from the use of the proceeds thereof, which constitutes an Event of Default (as defined in Section 5.01 hereof) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

and (b) the Lender shall have received the Warrants (defined below) corresponding to such Advance in accordance with Article VII below, and such approvals, opinions or documents as the Lender may reasonably request.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows as of each of (i) the Effective Date, (ii) the date of each Advance and (iii) the date of each request by Borrower for an Advance:

          (a) The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement.

          (d) This Agreement is, and each Mortgage in effect from time to time will be, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application relating to or affecting the enforcement of creditors' rights and the exercise of judicial discretion

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in accordance with general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (e) The balance sheet of the Borrower as at September 30, l998, and the related statements of income and retained earnings of the Borrower for the fiscal year then ended, copies of which have been furnished to the Lender, fairly represent the financial condition of the Borrower as at such date and the results of the operations of the Borrower for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since September 30, l998, there has been no material adverse change in such condition or operations other than the judgment entered against the Borrower in the PNI Case (defined below) prior to the date hereof.

          (f) Except for PERFORMANCE NUTRITION, INC., DEBTOR, JEFFREY H. MIMS, TRUSTEE, PLAINTIFF VS. KENNEDY CAPITAL MANAGEMENT, INC., ET. AL (U.S.B.C.N.D.T.), case No. 97-30566-HCA-7 ; Ad. No.397-3452 (the "PNI Case"), there is no pending or, to the best knowledge of Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which the Borrower reasonably believes will be adversely determined against the Borrower and which, if adversely determined, would materially and adversely affect the financial condition or operations of the Borrower, or which purports to affect the legality, validity or enforceability of this Agreement or any Mortgage.

          (g) No judgment or order for the payment of money in excess of $100,000 has been rendered against the Borrower, regardless of whether (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise other than the judgment entered against the Borrower in the PNI Case prior to the date hereof.

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          (h)  Except as set forth in Schedule 3.1(h), the Borrower is the legal and beneficial owner of the Collateral (defined below) free and clear of any lien, security interest, option or other encumbrance of any kind (collectively, "Liens") except for (i) the security interest created by this Agreement, (ii) security interests in favor of South Bay Bank (the "Bank") arising under agreements in effect on the date hereof (such Liens being referred to herein as the "Prior Liens"), (iii) such Liens ("Finova Liens") as may be contemplated in connection with financing to be provided by Finova Capital Corporation ("Finova") and (iv) Liens described on Schedule 3.1(h). Except as set forth in Schedule 3.1(h), no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement and in favor of the Bank relating to the Prior Liens and in favor of Finova.

          (i) Appropriate financing statements covering the Collateral and the Lien created hereby ("Financing Statements") were recorded in all applicable jurisdictions no later than March 18, 1999. The recordings of such Financing Statements and this Agreement create a valid and perfected security interest in the Collateral, securing the payment of the Secured Obligations (defined below), subject, as to priority, only to the Prior Liens, the Finova Liens and Liens listed on Schedule 3.1(h), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          (j) Except with respect to South Bay Bank and Finova (and the filings of all continuation financing statements necessary to maintain the effectiveness of the Financing Statements), no consent of any other person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by the Borrower of the assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Borrower, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including as to the priority of such pledge, assignment or security interest) or (iii) to the best knowledge of Borrower, for the exercise

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by the Lender of its the remedies in respect of the Collateral pursuant to this Agreement.

          (k) There are no conditions precedent to the effectiveness of this Agreement as against Borrower that have not been satisfied or waived.

                                  ARTICLE IV

                          COVENANTS OF THE BORROWER

     SECTION 4.01. AFFIRMATIVE COVENANTS. So long as any Secured Obligations (defined below) shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will, unless the Lender shall otherwise consent in writing:

          (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

          (b) USE OF PROCEEDS. Use the proceeds of all Advances solely for working capital purposes of the Borrower.

          (c)  MORTGAGES.   The Borrower shall use its best efforts to
deliver to the Lender as soon as practicable, but in all events no later than May 1, 1999, deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust in form satisfactory to the Lender in its sole discretion and covering such of the real properties of the Borrower as the Lender may require (as amended from time to time in accordance with their terms, the "MORTGAGES"), duly executed by the Borrower, together with

                    (A) evidence that counterparts of the Mortgages have been duly recorded in all filing or recording offices that the Lender may deem necessary or desirable in order to create a valid and subsisting Lien on the property described therein in favor of the Lender,

                    (B) American Land Title Association Lender's Extended Coverage title insurance policies (the "Mortgage Policies") in form, with endorsements and in amount acceptable to the Lender, issued and reinsured by title insurers acceptable to the Lender, insuring the Mortgages to be valid subsisting Liens on the property described therein, free and clear of all defects and encumbrances, excepting such encumbrances as Lender shall determine in its sole discretion, and providing for such other insurance and such reinsurance as the Lender may deem necessary or desirable,

                    (C) such consents and agreements of lessors and other third parties, and such estoppel letters and other confirmations, as the Lender may deem necessary or desirable, and

                    (D) evidence that all other action that the Lender may deem necessary or desirable in order to create valid and subsisting Liens on the property described in the Mortgages has been taken, subject, as to priority, only to such Liens as the Lender shall determine in its sole discretion;

               PROVIDED, HOWEVER, anything appearing herein to the contrary notwithstanding, the Borrower shall not be required to encumber its property located in

Paramount, California (the "Paramount Property") under this Section 4.01(c) until the earlier of (i) June 9, 1999 (the "Applicable Date") and (ii) the date, if any, such property shall be released to the Borrower from the escrow in effect on the date hereof; PROVIDED, FURTHER, HOWEVER, that the provisions of this Section 4.01(c) shall not apply in the event the Paramount Property is sold prior to the Applicable Date.

     SECTION 4.02. NEGATIVE COVENANTS. So long as any Secured Obligations shall remain unpaid or the Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Lender:

          (a) LIENS, ETC. Create or suffer to exist any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure or provide for the payment of any Debt (as defined in subsection (b) of this Section 4.02) of any person or entity, other than (i) Mortgages to the benefit of persons or entities other than the Lender, or (ii) Liens encumbering personal property securing Debt in aggregate amount not in excess of Five Million Dollars ($5,000,000) at any one time outstanding, or (iii) Liens solely securing obligations of the Borrower to the Lender.

          (b) DEBT. "DEBT" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) through (iv) above.

          (c) LEASE OBLIGATIONS. Create or suffer to exist any obligations for the payment of rental for any property under leases or agreements to lease having a term of one year or more which would cause the direct or contingent liabilities of the Borrower in respect of all such obligations to exceed $600,000 payable in any period of 12 consecutive calendar months.

          (d) SUBSIDIARIES. Form, or acquire any interest in, any subsidiary.

                                  ARTICLE V

                             EVENTS OF DEFAULT

     SECTION 5.01. EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of, or interest on, any Advance when the same becomes due and payable; or

          (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

          (c) The Borrower shall fail to perform or observe any material term, covenant or agreement contained in this Agreement (other than those specified in Section 5.01(a)) on its part to be performed or observed if such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Lender; or

          (d) The Borrower shall fail to pay any principal of or premium or interest on any Debt (as defined in Section 4.02(b)) (but excluding Debt evidenced hereby) of the Borrower, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (e) The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (e);

          (f) any Warrant shall fail to be valid and enforceable in accordance with the terms hereof;

          (g) this Agreement shall fail to create a valid and perfected Lien in any material portion of the Collateral securing the payment of the Secured Obligations, subject, as to priority, only to the Prior Liens, the Finova Liens and Liens described on Schedule 3.1(h); or

          (h) any event of default shall occur and be continuing under any Mortgage securing the Borrower's obligations hereunder in effect from time to time in favor of the Lender;

     THEN, and in any such event, the Lender (i) may, by notice to the Borrower, declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of the Lender to make Advances shall automatically be terminated and (B) the Advances and all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

     SECTION 5.02. LENDER'S RIGHT TO CONVERT. Without limitation to any other right or remedy Lender may have under this

Agreement, applicable law, or otherwise, upon the occurrence and during the continuance of any Event of Default, the Lender may, by notice to the Borrower in accordance with Section 8.02, convert all or any part of the Advances and other Secured Obligations into common stock of the Borrower at a conversion price equal to the lower of (i) $2.00 per share or (b) the Fair Market Value of the Borrower's common stock determined with respect to the date of such notice or, at Lender's sole election, on the Maturity Date. Upon Borrower's receipt of such notice, Borrower shall immediately issue shares of common stock to the Lender as provided in such notice. Upon such issuance the amount of the Secured Obligations shall be reduced by the amount applied to such conversion.

     SECTION 5.03 REMEDIES WITH RESPECT TO COLLATERAL. Without limitation to any other right or remedy Lender may have under this Agreement, applicable law, or otherwise, upon the occurrence and during the continuance of any Event of Default,

          (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of California at such time (the "Uniform Commercial Code") (whether or not the Uniform Commercial Code applies to the affected Collateral) and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by the Lender against all or any part of the Secured Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Lender may exercise any and all rights and remedies of the Borrower under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

          (d) All payments received by the Borrower under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Borrower and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement).

                                  ARTICLE VI

                              SECURITY INTEREST

     SECTION 6.01. GRANT OF SECURITY. The Borrower hereby assigns and pledges to the Lender, and hereby grants to the Lender a security interest in, the following (collectively, the "Collateral"):

          (a) all of the Borrower's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

          (b) all of the Borrower's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof, (ii) goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Borrower has an interest or right as consignee) and (iii) goods that are returned to or repossessed by the Borrower), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

          (c) all of the Borrower's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause
(d), (e) or (f) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts");

          (d) all of the Borrower's right, title and interest in and to each of the agreements to which the Borrower is now or may hereafter become a party, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Borrower for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Borrower to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

          (e) all of the following (collectively, the "Account Collateral"):
(i) all deposit accounts of the Borrower, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts; (ii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Lender for or on behalf of the Borrower in substitution for or in addition to any or all of the then existing Account Collateral; and (iii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

          (f) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (e) of this Section 6.01) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of any loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     SECTION 6.02. SECURITY FOR OBLIGATIONS. This Agreement secures the repayment of all obligations of the Borrower now or hereafter existing under this Agreement and any other document or instrument delivered in connection herewith, whether for principal, interest, fees, expenses or otherwise (all such obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Borrower to the Lender but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

     SECTION 6.03. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) the Lender shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     SECTION 6.04. FURTHER ASSURANCES. (a) The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          (b) The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

     SECTION 6.05. AS TO EQUIPMENT AND INVENTORY. (a) The Borrower shall keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the Borrower's property in Paramount, California or at 14370 Myford Road, Irvine, California.

          (b) The Borrower shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or in the case of any material loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Borrower shall promptly furnish to the Lender a statement respecting any material loss or damage to any of the Equipment.

          (c) The Borrower shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory. In producing the Inventory, the Borrower shall comply with all requirements of the Fair Labor Standards Act.

     SECTION 6.06. INSURANCE. The Borrower shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to the Lender from time to time. Further, the Borrower shall, at the request of the Lender, duly exercise and deliver instruments of assignment of such insurance policies to comply with the requirements of this Agreement and cause the insurers to acknowledge notice of such assignment.

     SECTION 6.07. THE LENDER'S DUTIES. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.

     SECTION 6.08. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Secured Obligations and the Termination Date, (b) be binding upon the Borrower, its successors and assigns and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender, and its successors, transferees and assigns.

     SECTION 6.09. RELEASE AND TERMINATION. Upon the later of indefeasible cash payment in full of the Secured Obligations and the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Lender will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

     SECTION 6.10. THE MORTGAGES. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

                                 ARTICLE VII

                                 THE WARRANTS

     SECTION 7.01.  GRANT OF WARRANTS.

          (a) The Borrower hereby agrees to grant to the Lender warrants (the "Warrants") to acquire an initial aggregate of 300,000 shares of common stock of the Borrower (the "Common Stock") on the terms and conditions set forth below.

          (b) Simultaneously with each Advance, and as a condition precedent thereto, the Borrower shall issue to Lender Warrants to purchase the number of shares of Common Stock equal to the product of (.3) and the amount of such Advance.

          (c) The initial exercise prices for each of the Warrants shall be $2.125 per share, subject to adjustment as provided herein (the "Exercise Price").

          (d) Each of the Warrants shall expire on the tenth anniversary of the date on which Warrants are first issued.

     SECTION 7.02. EXERCISABILITY OF WARRANTS. Each of the Warrants shall be exercisable in whole or in part, on any Business Day following their respective date of issuance.

     SECTION 7.03. EXERCISE OF WARRANTS. (a) In order to exercise the Warrants, the Lender shall, from time to time, give written notice to the Borrower specifying the number of shares of Common Stock to be purchased pursuant to such exercise of Warrants. Such notice shall be accompanied by payment of the applicable Exercise Price as provided in Section 7.01. Warrants may not at any time be exercised with respect to fewer than the lesser of (i) 100 shares of Common Stock, or (ii) the number of shares of Common Stock which may be purchased upon exercise of all Warrants then owned by the Lender. In no event shall the Borrower be required to issue fractional shares to the Lender.

          (b) The Borrower shall not be required to issue or transfer any certificate or certificates for shares of the Borrower's Common Stock purchased upon exercise of the Warrants granted under this Agreement until all then applicable requirements of law and the national securities exchange or exchanges (including NASDAQ), if any, on which the Borrower's securities are then listed have been met. The Borrower will act promptly and in good faith to make all reasonable efforts to meet all applicable requirements for such issuance or transfer.

     SECTION 7.04. PAYMENT OF EXERCISE PRICE. The Exercise Price may be paid to the Borrower at the time of delivery of notice of exercise of the Warrants any of: (i) in cash (by check, money order or wire transfer); (ii) with previously acquired shares of Common Stock having a fair market value equal to the Exercise Price; (iii) with cash and previously acquired shares of Common Stock having a Fair Market Value which, together with such cash, is equal to the Exercise Price or (iv) by set off of the Secured Obligations outstanding at such time in whole or in part (or any combination of the foregoing). In addition, at the election of the Lender, in lieu of paying the Exercise Price as provided above, the Warrants may be exercised by reducing the number of shares of Common Stock underlying the Warrants ("Shares") received upon such exercise (a "Cashless Exercise"). The number of Shares delivered upon a Cashless Exercise shall be determined based on the formula:


                    N   =   E
                    ---------
                       FMV

          where:

          N    =    the number of Shares which would otherwise have been
               received but are not to be received upon a Cashless Exercise

          E    =    the aggregate Exercise Price for the number of Shares being exercised that would have been paid without the Cashless
               Exercise.

          FMV  =    the Fair Market Value (defined below) determined with
               respect to the date of the notice of exercise.

     "Fair Market Value" means, with respect to any date of determination, the average closing price of the Common Stock on the principal market or the facilities of the NASDAQ Bulletin Board (or if the Common Stock shall then be listed on the NASDAQ National Market or other national exchange, such exchange) for the ten trading days (or, if no trades have closed in any such trading day, the closing bid price for such trading day) prior to such date of determination (or if the Common Stock is not listed on an exchange or on the facilities of NASDAQ National Market or the NASDAQ Bulletin Board, the average of the closing bid and cash prices for the ten trading days prior to such date of determination).

     SECTION 7.04. NATURE OF WARRANTS. The Warrants have been granted in consideration of the Lender's undertaking to make the Commitment available hereunder, and not as interest payable with respect to the Advances or any other loan. The grant of the Warrants by the Borrower to Lender is irrevocable and is in no way conditioned upon the performance of any specific future services and such Warrants are and at all times shall be fully vested after their issuance in Lender subject only to this Agreement.

     SECTION 7.05. TRANSFERABILITY OF WARRANTS. The Warrants granted hereunder shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) other than in accordance with applicable law. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the Warrants or such rights contrary to the provisions of this Agreement, or the levy of any attachment or similar process upon the Warrants or such rights, shall be null and void.

     SECTION 7.06 REGISTRATION OF THE SHARES. The Borrower agrees that it will, within a reasonable time after the date on which Borrower shall be eligible to register its stock on Form S-3 (or the then equivalent form), register at the Borrower's expense on Form S-3 (or the then equivalent form) (the "S-3 Registration"), and maintain at all times the effectiveness of such S-3 Registration of the shares of Common Stock subject to the Warrants, and the shares of Common which may be obtained by the Lender pursuant to its conversion rights under Article III above (such Shares and other shares being referred to herein as the "Registrable Securities"), so that such shares may be publicly sold by the Lender and transferees thereof. During any period in which the S-3 Registration of the Registrable Securities is not effective, or if it is determined by the Borrower that Form S-3 (or the then equivalent form) is not available under applicable rules to effect the registration of the Registrable Securities for resale, then at any time the Borrower proposes to file a registration statement to register securities under the Securities Act of 1933, as amended ("1933 Act"), it shall, at least 30 days prior to each such filing, give written notice of such proposed filing to the Lender, each transferee thereof and each Lender of Registrable Securities at their respective addresses as they appear on the records of the Borrower, and shall offer to include and shall include in such filing any proposed disposition of the Registrable Securities, upon receipt by the Borrower, not less than 10 days prior to the proposed filing date, of a request therefor setting forth the facts with respect to such proposed disposition and all other requested information with respect to such person reasonably necessary to be included in such Registration Statement (the "Request Securities"). In the event that the managing underwriter for said offering advises the Borrower in writing that the inclusion of all or any portion of such Request Securities in the offering would be detrimental to the offering, or that the disposition of all or a portion of the Request Securities should be held back for a period of not more than 90 days following the effectiveness of such registration statement, such Request Securities shall not be included in the Registration Statement, or shall be held back, as the case may be, provided that if any securities held by persons with similar rights (a) are to be included in the Registration Statement, the Request Securities shall be included on a pro rata basis and
(b) are not to be held back, the Request Securities shall not be held back on a pro rata basis. Until such registration, the Lender understands that the Registrable Securities are restricted securities subject to the provisions of this Agreement.

     SECTION 7.07. REPRESENTATIONS BY LENDER. (a) The Lender (i) is a sophisticated investor with knowledge and experience in business and financial matters, (ii) has received certain information concerning the Borrower and has had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in the Warrants and the Registrable Securities (collectively, the "Securities"), and (iii) is able to bear the economic risk in the Securities, (iv) is an accredited investor as defined under Rule 501 of the 1933 Act.

          (b) By accepting the Warrants under this Agreement, the Lender acknowledges that any and all Registrable Securities purchased under this Agreement shall be acquired for investment and not for distribution, as that term is used in the 1933 Act, unless in the opinion of legal counsel to the Borrower such distribution is in compliance with or exempt from the registration requirements of the 1933 Act, and the Lender agrees (if the sale of the Shares upon exercise of the Warrants has not previously been registered under the 1933 Act) to execute a certificate to such effect at the time of exercising such Warrants; and the Lender further acknowledges and understands that the Registrable Securities purchased upon exercise of the Warrants may have to be held indefinitely unless they have been or are subsequently registered under the 1933 Act or an exemption from such registration is available; the Lender understands that the certificates evidencing such Registrable Securities will (if the sale of the Registrable Securities has not previously been registered under the 1933 Act) be imprinted with a legend substantially as follows:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Act, or unless an exemption from registration is available with respect to any proposed sale or transfer."

          (c) The Lender acknowledges and understands that the Lender may have to bear the economic risk associated with the purchase of the Shares for an indefinite period of time because the shares have not been registered under the 1933 Act and, therefore, cannot be sold unless they are so registered or an exemption from registration is available with respect to any proposed sale or transfer.

     SECTION 7.08 CERTAIN ADJUSTMENTS. (a) In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, issuance of additional shares or rights to purchase shares, or any other change affecting the Common Stock or issuance of shares of Common Stock (collectively, "Dilution Events"), in each case occurring after the date hereof, (i) the number of shares of Common Stock which may be acquired after such Dilution Event upon exercise of the Warrants shall be ratably adjusted automatically and without the act of the Borrower or any other person, so that the percentage of all of the Borrower's outstanding Common Stock (as determined on a fully diluted basis) which may be acquired upon exercise of the Warrants is the same following such Dilution Event as it was immediately preceding such Dilution Event and (ii) the Exercise Price shall be adjusted so that the aggregate Exercise Price payable upon exercise of all Warrants after giving effect to clause (i) above is the same after such Dilution Event as it was immediately prior to such Dilution Event; PROVIDED, HOWEVER, anything to the contrary appearing herein notwithstanding, this Section 7.08 shall in no event (x) reduce, or be construed to reduce, the number of shares of Common Stock which may be acquired upon exercise of the Warrants or to increase the Exercise Price payable with respect to any share of Common Stock or (y) apply to any Dilution Event arising on account of the Borrower's satisfaction of obligations existing before the date of this Agreement, including, without limitation, the Borrower's issuance of shares of Common Stock pursuant to exercise of any options or contract rights outstanding on the date hereof.

          (b) Anything to the contrary appearing in this Agreement notwithstanding, the Lender may, by notice to the Borrower no later than ninety days after the Effective Date, cause the Exercise Price for each share of Common Stock which may be acquired by exercise of the Warrants to be reset to equal the Fair Market Value (as defined in Section 7.04 above) as determined with respect to the date of such notice, whereupon, the Exercise Price shall be adjusted in accordance with such notice without further action of the Borrower, Lender or any other person. Lender may exercise its right to reset the Exercise Price pursuant to this Section 7.08(b) one or more times, in each case in Lender's sole and complete discretion. Any adjustment in the Exercise Price under this

Section 7.08(b) shall be in addition to, and not in limitation on, adjustments required to be made under Section 7.08(a).

     SECTION 7.09 NO RIGHTS AS SHAREHOLDERS. Neither the Lender nor any transferee thereof shall be, or have any rights or privileges of, a shareholders of the Borrower concerning the shares issuable upon exercise of the Warrants granted under this Agreement, unless, until and to the extent the Warrants have been duly exercised in accordance with this Agreement.

     SECTION 7.10 CERTAIN CORPORATE TRANSACTIONS. Nothing in this Agreement shall in any way prohibit the Borrower from merging with or consolidating into another corporation, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its shareholders in liquidation, or from dissolving and terminating its corporate existence. In the event the Borrower merges or consolidates with another corporation, or all or substantially all of the Borrower's capital stock or assets are acquired by or are subject to a tender offer of another corporation, entity or person (collectively, together with each event described in the immediately preceding sentence, "Control Events"), and the surviving or acquiring corporation, person or entity issues shares of stock or other consideration to the Borrower's stockholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt this Agreement (including, without limitation the anti-dilution provisions of Section 7.08 hereof) and, upon the exercise of the Warrants, the Lender shall, at no additional cost (other than the Exercise Price), be entitled to receive, in lieu of the number of shares of Common Stock to which such Warrants are then exercisable, the number and class of shares of stock or other consideration to which the Lender would have been entitled pursuant to the terms of the merger, consolidation or acquisition if immediately prior thereto the Lender had been the Lender of record of the number of shares of Common Stock equal to the number of shares of Common Stock for which the Warrants shall then be exercisable. Anything to the contrary appearing herein or in any Warrant notwithstanding, each Warrant shall immediately become exercisable upon the occurrence of any Control Event.

                                 ARTICLE VIII

                                MISCELLANEOUS

     SECTION 8.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or delivered, if to the Borrower, at its address at


     NATURADE, INC.
     7110 East Jackson Street
     Paramount, California  90723
     Fax:  562-531-8170;

     with a copy to

     Sheppard, Mullin, Richter & Hampton LLP
     333 South Hope Street, 48th Floor
     Los Angeles, California 90071
     Attention:  James M. Rene, Esq.
     Fax:  213-620-1398
     and if to the Lender, at its address at:

     HEALTH HOLDINGS AND BOTANICALS, INC.
     c/o Doyle & Boissiere LLC
     330 Primrose Road, Suite 500
     Burlingame, California 94104
     Fax:  (650) 685-8711;

     with a copy to:

     Christensen, Miller, Fink, Jacobs,
      Glaser, Weil & Shapiro, LLP
     2121 Avenue of the Stars
     Suite 1800
     Los Angeles, California  90067
     Attn: Kenneth G. McKenna, Esq.
     Fax:  310-556-2920

     or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall effective when actually received by the party notified.

     SECTION 8.03. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04. CERTAIN TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 3.01(e). The term "to the best knowledge of" means, when modifying a representation, warranty or other statement of any person, that the fact or situation described therein is known by the person or, in the case a person other than a natural person, known by a director, officer or consultant of such person, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable person in similar circumstances would have done) would have been known by the person or director, officer or consultant. As used herein the term "including" shall be construed to mean "including, without limitation", unless expressly stated to the contrary.

     SECTION 8.05. COSTS, EXPENSES AND TAXES.

          (a) The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 8.05(a). In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement and the other documents to be delivered hereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          (b) The Borrower agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (c) The Borrower will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or
(iv) the failure by the Borrower to perform or observe any of the provisions hereof.

     SECTION 8.06. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all amounts at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, whether or not the Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

     SECTION 8.07. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender.

     SECTION 8.08. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.


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

     SECTION 8.09. USURY Anything to the contrary appearing in this Agreement notwithstanding, if any return, interest payment, or other charge payable under this Agreement shall at any time exceed the maximum amount chargeable by applicable law, then the applicable rate of return or interest shall be the maximum rate permitted by applicable law.

     SECTION 8.10 SUBORDINATION. The Borrower's obligation under this Agreement shall in all respects be subject and subordinate to the Borrower's obligations to the Bank and Finova, and the Liens created in the Collateral hereby shall in all respects be subject and subordinate to the Prior Liens and to Liens securing Borrower's obligations to Finova, to the extent such Prior Liens and Finova Liens shall constitute valid and perfected Liens on Collateral or other property encumbered by Mortgages in favor of such creditors. Lender hereby agrees that, upon Bank's or Finova's request, Lender will in good faith negotiate and enter into a reasonable subordination agreement with the Bank or Finova, as applicable, respecting the Secured Obligations and the Lien created hereby and by the Mortgages.

     SECTION 8.11 EFFECTIVE DATE. This Agreement shall become effective and binding on the parties hereto upon the execution and delivery hereof by the parties hereto and receipt by Lender of an effective consent of South Bay Bank to this Agreement and the transactions contemplated hereby in form and substance satisfactory to Lender (such date of effectiveness is referred to herein as the "Effective Date").


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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   NATURADE, INC.


                                   By:



Title:




HEALTH HOLDINGS AND BOTANICALS, INC.


By
Title:


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